Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Soliciting Material Pursuant to Rule 14a-12

Alaska Pacific Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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February 26, 2014

Dear Shareholder:

Alaska Pacific Bancshares, Inc. will hold a special meeting of shareholders at 10:00 a.m. local time, on March 11, 2014, in the Treadwell Room, Baranof Hotel, 127 N. Franklin Street, Juneau, Alaska.

Our records indicated that we have not yet received your vote. Your vote on these significant matters is important and you are encouraged to vote your shares. Please refer to the proxy statement previously sent to you for additional information about the proposals and instructions on how to submit your vote. For your convenience, enclosed is a duplicate voting instruction form that you may use to vote your shares.

If you have any questions or need any assistance voting your shares, please call Georgeson Inc., the Company’s proxy solicitor, toll‐free at 1‐877‐507‐1756.

Sincerely Yours,

/s/Craig E. Dahl

Craig E. Dahl
President & Chief Executive Officer
Alaska Pacific Bancshares, Inc.

ALASKA PACIFIC BANCSHARES, INC. SPECIAL MEETING TO BE HELD ON 03/11/14 FOR HOLDERS AS OF 01/27/14
FOLD AND DETACH HERE
IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON 03/11/14 FOR ALASKA PACIFIC BANCSHARES, INC.
THE FOLLOWING MATERIAL IS AVAILABLE AT WWW.PROXYVOTE.COM
-PROXY STATEMENT

1 1-0001	THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY. PLEASE DO NOT USE IT FOR VOTING PURPOSES.

DIRECTORS (MARK "X" FOR ONLY ONE BOX)
[ ] THIS SPACE INTENTIONALLY LEFT BLANK [ ] PLEASE INDICATE YOUR VOTING [ ] INSTRUCTIONS FOR EACH PROPOSAL

PROPOSAL
1. TO APPROVE THE AGREEMENT AND PLAN OF MERGER, DATED AS OF
     OCTOBER 21, 2013, BY AND BETWEEN NORTHRIM BANCORP, INC.
     ("NORTHRIM"), NORTHRIM MERGER SUB, INC. (THE "MERGER SUB"),
     NORTHRIM BANK, ALASKA PACIFIC BANCSHARES, INC. ("ALASKA
     PACIFIC") AND ALASKA PACIFIC BANK PURSUANT TO WHICH ALASKA
     (DUE TO SPACE LIMITS, SEE PROXY STATEMENT FOR FULL PROPOSAL)

2. APPROVAL ON AN ADVISORY (NON-BINDING) BASIS, OF THE
    COMPENSATION OF CERTAIN EXECUTIVE OFFICERS OF ALASKA PACIFIC
    THAT IS BASED ON OR OTHERWISE RELATES TO THE PROPOSED MERGER, AS
    DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS (THE "COMPENSATION
    PROPOSAL")

3. TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO
     SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE MERGER PROPOSAL (THE
     "ADJOURNMENT PROPOSAL")

*NOTE* TELEPHONE THE INDIVIDUAL/S WHO REPRESENT YOUR ACCOUNT IF
YOU HAVE ANY QUESTIONS OR SEEK DISSENTERS'/APPRAISAL/REDEMPTION
RIGHTS (SEE PAGES 53-55 OF THE PROXY STATEMENT/PROSPECTUS)

*NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING OR ANY ADJOURNMENT THEREOF

DIRECTORS RECOMMEND FOR 0030101 FOR 0029440 FOR 0010401	FOR AGN ABS ☐ ☐ ☐ FOR AGN ABS ☐ ☐ ☐ FOR AGN ABS ☐ ☐ ☐ FOLD AND DETACH HERE

PLEASE INDICATE YOUR PROPOSAL SELECTION BY
FIRMLY PLACING AN "X" IN THE APPROPRIATE
NUMBERED BOX WITH BLUE OR BLACK INK

SEE VOTING INSTRUCTION NO.   3  ON REVERSE

A/C

             011757101

             PLACE "X" HERE IF YOU PLAN TO ATTEND        [   ]
             AND VOTE YOUR SHARES AT THE MEETING

                                    Broadridge

                             51 MERCEDES WAY
                             EDGEWOOD NY 11717

	/	/
SIGNATURE		DATE

VOTING INSTRUCTIONS
Proxy Services P.O. Box 9175 Farmingdale NY 11735-9852 P.O. Box 9175	Fold and Detach Here Please ensure you fold then detach and retain this portion of the Voting Instruction Form
TO OUR CLIENTS

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. ONLY WE AS THE HOLDER OF RECORD CAN VOTE SUCH SECURITIES. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM YOUR SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

FOR MARGIN ACCOUNTS, IN THE EVENT YOUR SECURITIES HAVE BEEN LOANED OVER RECORD DATE, THE NUMBER OF SECURITIES WE VOTE ON YOUR BEHALF HAS BEEN OR CAN BE ADJUSTED DOWNWARD.

PLEASE NOTE THAT UNDER A RULE AMENDMENT ADOPTED BY THE NEW YORK STOCK EXCHANGE FOR SHAREHOLDER MEETINGS HELD ON OR AFTER JANUARY 1, 2010, BROKERS ARE NO LONGER ALLOWED TO VOTE SECURITIES HELD IN THEIR CLIENTS’ ACCOUNTS ON UNCONTESTED ELECTIONS OF DIRECTORS UNLESS THE CLIENT HAS PROVIDED VOTING INSTRUCTIONS (IT WILL CONTINUE TO BE THE CASE THAT BROKERS CANNOT VOTE THEIR CLIENTS’ SECURITIES IN CONTESTED DIRECTOR ELECTIONS). CONSEQUENTLY, IF YOU WANT US TO VOTE YOUR SECURITIES ON YOUR BEHALF ON THE ELECTION OF DIRECTORS, YOU MUST PROVIDE VOTING INSTRUCTIONS TO US. VOTING ON MATTERS PRESENTED AT SHAREHOLDER MEETINGS, PARTICULARLY THE ELECTION OF DIRECTORS IS THE PRIMARY METHOD FOR SHAREHOLDERS TO INFLUENCE THE DIRECTION TAKEN BY A PUBLICLY-TRADED COMPANY. WE URGE YOU TO PARTICIPATE IN THE ELECTION BY RETURNING THE ENCLOSED VOTING INSTRUCTION FORM TO US WITH INSTRUCTIONS AS TO HOW TO VOTE YOUR SECURITIES IN THIS ELECTION.

IF YOUR SECURITIES ARE HELD BY A BROKER WHO IS A MEMBER OF THE NEW YORK STOCK EXCHANGE (NYSE), THE RULES OF THE NYSE WILL GUIDE THE VOTING PROCEDURES. THESE RULES PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION OF YOUR BROKER (ON THE TENTH DAY, IF THE MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE OR ON THE FIFTEENTH DAY, IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IN ORDER FOR YOUR BROKER TO EXERCISE THIS DISCRETIONARY AUTHORITY, PROXY MATERIAL WOULD NEED TO HAVE BEEN MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE,

AND ONE OR MORE OF THE MATTERS BEFORE THE MEETING MUST BE  DEEMED “ROUTINE” IN NATURE ACCORDING TO NYSE GUIDELINES. IF THESE TWO REQUIREMENTS ARE

MET AND YOU HAVE NOT COMMUNICATED TO US PRIOR TO THE FIRST VOTE BEING ISSUED, WE MAY VOTE YOUR SECURITIES AT OUR DISCRETION ON ANY MATTERS DEEMED TO BE ROUTINE. WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

THE FOLLOWING INSTRUCTIONS PROVIDE SPECIFICS REGARDING THE MEETING FOR WHICH THIS VOTING FORM APPLIES.

INSTRUCTION 1

ALL PROPOSALS FOR THIS MEETING ARE CONSIDERED “ROUTINE”. WE WILL VOTE IN OUR DISCRETION ON ALL PROPOSALS, IF YOUR INSTRUCTIONS ARE NOT RECEIVED.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 2

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING ON ONE OR MORE MATTERS BEFORE THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

IF YOUR SECURITIES ARE HELD BY A BANK, YOUR SECURITIES CANNOT BE VOTED WITHOUT YOUR SPECIFIC INSTRUCTIONS.

INSTRUCTION 3

IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS.

INSTRUCTION 4

WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED. ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS OF YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS(S) TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

**IF YOU HOLD YOUR SECURITIES THROUGH A CANADIAN BROKER OR BANK, PLEASE BE ADVISED THAT YOU ARE RECEIVING THE VOTING INSTRUCTION FORM AND MEETING MATERIALS, AT THE DIRECTION OF THE ISSUER. EVEN IF YOU HAVE DECLINED TO RECEIVE SECURITY- HOLDER MATERIALS, A REPORTING ISSUER IS REQUIRED TO DELIVER THESE MATERIALS TO YOU. IF YOU HAVE ADVISED YOUR INTERMEDIARY THAT YOU OBJECT TO THE DISCLOSURE OF YOUR BENEFICIAL OWNERSHIP INFORMATION TO THE REPORTING ISSUER, IT IS OUR RESPONSIBILITY TO DELIVER THESE MATERIALS TO YOU ON BEHALF OF THE REPORTING ISSUER.

THESE MATERIALS ARE BEING SENT AT NO COST TO YOU.